April 10, 2008

VIA EDGAR AND FEDERAL EXPRESS

Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Washington, D.C. 20549

Attention: Perry Hindin

Re:	Ingersoll-Rand Company Limited
Registration Statement on Form S-4
Filed March 4, 2008
File No. 333-149537

Ladies and Gentlemen:

On behalf of Ingersoll-Rand Company Limited (“Ingersoll Rand”), we hereby submit for your review Amendment No. 1 to the above-referenced Registration Statement of Ingersoll Rand (“Amendment No. 1”), originally filed with the Commission on March 4, 2008, pursuant to the Securities Act of 1933, as amended. For your convenience, we will deliver to the Staff separately four marked copies of Amendment No. 1, which have been marked to show changes made to the Registration Statement as originally filed, as well as four unmarked copies of Amendment No. 1.

Set forth below are Ingersoll Rand’s and, where applicable Trane Inc.’s (“Trane”), responses to the comments contained in the letter of the Staff of the Commission to Ingersoll Rand, dated April 2, 2008. For convenience of reference, the text of the comments in the Staff’s letter has been reproduced in bold herein. Please note that all page numbers in our responses are references to the page numbers of Amendment No. 1, unless otherwise noted.

Registration Statement

Front cover page of Registration Statement

1.

Footnote 3 to the fee table indicates that for purposes of calculating the registration fee, the proposed maximum aggregate offering price is calculated by multiplying $45.28 by, among other items, the number of shares of Trane common stock reserved and available for issuance under Trane’s deferred compensation plan, employee stock purchase plan and other equity-based plans or trusts (1,567,386). Please tell us in your response letter as of the most recent practicable date how

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

many of these shares have been issued pursuant to such plans and approximately how many more shares Trane anticipates issuing prior to consummation of the merger.

In response to the Staff’s comment, Trane supplementally advises the Staff that from February 26, 2008 through March 31, 2008 (i) zero shares have been issued under Trane’s Employee Stock Purchase Plan, (ii) approximately 5,536 shares have been issued under Trane’s Deferred Compensation Plan, and (iii) approximately 139,500 shares have been issued under Trane’s other equity-based plans or trusts. In addition, assuming the merger is consummated on May 30, 2008, Trane estimates that between April 1, 2008 and May 30, 2008 (A) approximately 78,187 additional shares will be issued under Trane’s Employee Stock Purchase Plan, (B) 524,208 notional shares are currently allocated under Trane’s Deferred Compensation Plan and Trane’s Supplemental Savings Plan, some portion, which cannot currently be estimated, will be issued as shares as individuals become eligible for distribution, and (C) approximately 281,046 additional shares will be issued under Trane’s other equity-based plans or trusts.

What will Trane shareholders receive in the merger?, page 2

2.	Please disclose that Trane shareholders may not know the exact amounts of cash and stock they will receive as merger consideration. Please also disclose the time period anticipated between the vote and the completion of the merger.

Ingersoll Rand expects that Trane shareholders will know the exact amounts of cash and Ingersoll Rand Class A common shares they will receive as merger consideration at the time of the special shareholders meeting. Per the disclosure on page 9 of the original Registration Statement, Trane and Ingersoll Rand will determine five trading days prior to the closing of the merger whether it is necessary to substitute cash for Ingersoll Rand Class A common shares in the merger consideration. Ingersoll Rand expects that the final condition to closing the merger will be the approval of Trane shareholders. Pursuant to the merger agreement, unless Trane and Ingersoll Rand otherwise agree, the merger must close within two business days of the fulfillment or waiver of all conditions to closing; therefore, Ingersoll Rand expects that the special shareholder meeting will take place no later than two days prior to closing and, accordingly, subsequent to any determination to substitute cash for Ingersoll Rand Class A common shares in the merger consideration. As stated in the original filing, if Ingersoll Rand and Trane decide to substitute cash for Ingersoll Rand Class A common shares, Ingersoll Rand will issue a press release announcing the precise amount of stock consideration to be substituted and will provide for a toll-free number, which will be announced in that press release, where Trane shareholders can call to learn the final exchange ratio as adjusted for the substitution.

In response to the Staff’s comment, additional disclosure regarding the time period anticipated between the Trane shareholder vote and the completion of the merger has been added on pages 1-2 of Amendment No. 1.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Are there risks that shareholders of Trane should consider in connection with the merger?, page 3

3.	Please provide a brief discussion of some of the principal risks, detriments, or challenges of the merger.

In response to the Staff’s comment, the disclosure has been revised to include a discussion of some of the principal risks, detriments or challenges of the merger. Please see page 3 of Amendment No. 1.

If my shares are held in “street name” by my broker..., page 4

4.	Please clarify in the disclosure the phrase that if a shareholder does not instruct its broker, the broker “generally will not have the discretion” to vote a shareholder’s shares. Also clarify in the disclosure the similar phrase found on page 28 regarding instructions given to a custodian.

In response to the Staff’s comment, the disclosure on pages 4 and 28 of Amendment No. 1 has been revised by deleting the word “generally” in each case as the broker and custodian, respectively, will not have the discretion to vote shares on behalf of Trane shareholders that do not properly instruct the broker or custodian, as applicable, how to vote the shares held by such shareholders.

Some directors and executive officers of Trane have interests in the merger..., page 24

5.	If you will not know the identity of the two Trane designees prior to the shareholder vote, please explain the reason(s).

The two Trane designees to the Ingersoll Rand board have been identified. In response to the Staff’s comment, the disclosure on pages 11, 24, 55 and 84 of Amendment No. 1 has been revised.

Background of the Merger, page 30

6.	Please identify and discuss the nature of the Trane contingent liabilities that were set for discussion at the due diligence meeting on November 9, 2007.

In response to the Staff’s comment, the disclosure on page 34 of Amendment No. 1 has been revised to identify in more detail the nature of the Trane contingent liabilities that were discussed during the due diligence process from and after November 6, 2007.

7.	In the first full paragraph on page 37, please expand your discussion of Trane’s reasons for not pursuing further discussions with the third party that made the November 27, 2007 proposal. For example, please explain the basis for the board’s decision that it was unlikely that the third party would be able to increase the proposal to be competitive with the latest offer received from Ingersoll.

In response to the Staff’s comment, the disclosure on page 37 of Amendment No. 1 has been revised to expand upon Trane’s reasons for not pursuing further discussions with the third party that made the November 27, 2007 proposal.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Opinion of Lazard Fréres & Co. LLC, page 44

8.	We note your references on pages 31-39 to multiple financial analyses and presentations that Lazard made to Trane’s board about Trane and the proposed transaction with Ingersoll Rand. Each presentation, discussion, or report held with or presented by an outside party that is materially related to the transaction, whether oral or written, is a separate report that requires a reasonably detailed description meeting the requirements of Item 1015(b) of Regulation M-A. This requirement applies to both preliminary and final reports. Revise to summarize in greater detail the presentations referenced on pages 31-39, pursuant to Item 4(b) of Form S-4 and Item 1015(b) of Regulation M-A. To the extent that the information contained in this presentation is substantially similar to the disclosure already provided in the summary of the advisor’s final opinion dated December 15, 2007, then provide a statement to this effect and summarize any differences in the information presented. Alternatively, advise us why the preliminary presentation is not materially related to the transaction.

In response to the Staff’s comment, the disclosure on page 39 of Amendment No. 1 has been revised to state that all financial analyses and reports that Lazard delivered prior to December 14, 2007 to Trane’s board of directors that are materially related to the proposed transaction with Ingersoll Rand were substantially similar to the disclosure relating to the December 14, 2007 presentation delivered by Lazard in connection with the rendering of its fairness opinion, which presentation is already summarized in the proxy statement/prospectus. In response to the Staff’s request, Lazard is providing supplemental copies of all preliminary materials delivered to Trane’s board of directors and, as will be evident, none of these materials presents any significantly different information from the December 14, 2007 presentation already summarized. Furthermore, we note that Trane’s board of directors did not rely on these materials in deciding to approve the merger with Ingersoll Rand, as they were all preliminary in nature.

9.	In addition, please provide on a supplemental basis copies of the materials that Lazard prepared in connection with its fairness opinion or otherwise provided to the Trane board of directors in connection with this transaction, including, among other things, any “board books,” drafts of fairness opinions provided to the board, and summaries of all oral presentations made to the board.

We have been advised that counsel to Lazard is simultaneously and supplementally providing the Staff with copies of Lazard’s presentations to Trane’s board of directors dated October 4, 2007, October 28, 2007, November 2, 2007, November 25, 2007, November 30, 2007 and December 14, 2007 pursuant to a confidential treatment request.

Trane Public Market Analysis, page 46

10.	Please disclose the criteria Lazard used to determine the ten companies used in the public market analysis. If any company satisfied the criteria but was excluded from the analysis, please identify the company and explain why it was excluded.

In response to the Staff’s comment, the disclosure has been revised. Please see page 46 of Amendment No. 1.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

11.	Please disclose why Lazard compared Trane to Lennox International on a stand alone basis as opposed to any of the other companies in the building products or industrial groups.

In response to the Staff’s comment, the disclosure has been revised. Please see page 46 of Amendment No. 1.

12.	Please disclose how Lazard selected the appropriate range of EBITDA multiples for its public market analysis. Similarly, please disclose how Lazard selected the appropriate range of EBITDA multiples for its private market analysis.

In response to the Staff’s comment, the disclosure has been revised. Please see pages 47 and 48 of Amendment No. 1.

Trane Discounted Cash Flow Analysis, page 47

13.	Please disclose whether the selected peer companies that Lazard viewed as reasonably comparable to Trane for purposes of determining the range of discount rates are the same companies Lazard used in the Trane public market analysis described on page 46. If the companies are different, please disclose the names of selected peer companies used for purposes of determining the range of discount rates.

In response to the Staff’s comment, the disclosure has been revised. Please see page 48 of Amendment No. 1.

Other Trane Analyses, page 48

14.	Please disclose why the present value of future stock price analysis and present value of analyst target price ranges were not material to the rendering of Lazard’s opinion regarding Trane’s stock price. Similarly, please disclose why the three analyses addressed on page 50 were not material to the rendering of Lazard’s opinion with respect to your price.

In response to the Staff’s comment, the disclosure has been revised. Please see pages 48 and 50 of Amendment No. 1.

Ingersoll Rand Discounted Cash Flow Analysis, page 49

15.	We note your disclosure that Lazard reviewed forecasts provided to Trane by Ingersoll Rand. Please provide a summary of these forecasts to us.

In response to the Staff’s comment, Ingersoll Rand is sending you a summary of the forecasts provided to Trane by Ingersoll Rand under separate cover pursuant to a confidential treatment

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

request under Rule 83 of the SEC’s rules and regulations relating to SEC records and information. Please note that these financial projections were prepared for internal use and not with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. In addition, neither Ingersoll Rand’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information.

Miscellaneous, page 50

16.	Please revise the heading to clearly describe the subject matter disclosed under the heading.

In response to the Staff’s comment, the disclosure on page 51 of Amendment No. 1 has been revised to change the heading from “Miscellaneous” to “Lazard Fees; General Matters.”

17.	Please disclose the amount of the fee that was payable upon Lazard’s rendering of the opinion and the amount of the fee that is contingent upon the closing of the merger. Please also explain how Lazard’s fee is based on Ingersoll Rand’s share price on December 13, 2007 and Trane’s latest balance sheet.

In response to the Staff’s comment, the disclosure has been revised. Please see page 51 of Amendment No. 1.

18.	We note your disclosure about financial advisory services that Lazard provided to you in 2007. Please provide a narrative and quantitative description of the fees Trane and Trane’s affiliates paid to Lazard in the past two years. Please refer to Item 1015(b)(4) of Regulation M-A.

In response to the Staff’s comment, the disclosure has been revised. Please see page 51 of Amendment No. 1.

19.	Please state whether Trane or Lazard determined the amount of consideration to be paid. Please refer to Item 1015(b)(5) of Regulation M-A.

In response to the Staff’s comment, the disclosure has been revised. Please see page 51 of Amendment No. 1.

Interests of Certain Persons in the Merger, page 53

20.	Please provide a table illustrating the total dollar interest of each individual Trane executive officer and director.

In response to the Staff’s comment, the disclosure on page 61 of Amendment No. 1 has been revised to include a table illustrating the total dollar interest of each individual Trane executive officer and director.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Merger Consideration, page 68

21.	We note your statement that a vote by Trane shareholders for the adoption of the merger agreement constitutes approval of the merger whether or not you substitute up to $1.00 per share in cash for stock. Given that Trane shareholders may not know that precise mix of cash and stock consideration, please provide us with an analysis of whether Trane shareholders will have sufficient information to make an informed investment decision on whether to approve or reject the merger agreement.

Ingersoll Rand expects that Trane shareholders will know the exact amounts of cash and Ingersoll Rand Class A common shares they will receive as merger consideration at the time of the special shareholders meeting. Please see the response to comment 2.

Nevertheless, Ingersoll Rand does not believe that any such substitution of cash for stock consideration would have a material impact on Trane shareholders’ investment decision. The maximum portion of the total stock consideration that Ingersoll Rand may determine to substitute with cash is limited to $1.00 per share, a relatively small portion of the total consideration. In addition, the means of calculating the precise portion of the stock consideration to be substituted in such an event is clearly set forth in the merger agreement and proxy statement/prospectus, which provide that the number of shares to be substituted will be based on the average closing price of Ingersoll Rand Class A common shares during the ten consecutive full trading days ending on the third trading day immediately prior to closing. It is not uncommon for merger consideration to be determined based on a formula dependent upon the price of a merger participant’s stock at a time following the date of the relevant stockholder vote(s). For example, any stock merger transaction in which the merger consideration is based on a floating exchange ratio would result in the precise number of shares deliverable to be unknown until a valuation period following the vote and prior to closing. In addition, in cash/stock election mergers shareholders elect their preferred form of consideration but are subject to pro-ration mechanisms and as a result do not know at the time they cast their vote if they will receive the value of the merger consideration in stock, cash or a combination of both.

Finally, we note that, pursuant to the merger agreement, cash may only be substituted for stock in the event that it is necessary to do so in order to ensure that Ingersoll Rand is not required to seek shareholder approval under NYSE rules. Ingersoll Rand believes that it is highly unlikely that it will be necessary to do so. Please see the response to comment 23.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

22.	Please provide a table illustrating both the as adjusted exchange ratio and resulting aggregate number of shares you would issue to Trane shareholders were you to elect to increase cash consideration by $1.00 in order to list on the NYSE the Ingersoll Rand Class A common shares to be issued in the merger without the requirement of a vote of Ingersoll Rand shareholders. Please provide such information using the trading price of your securities as of the latest practicable date and a reasonable range of prices for your securities.

In response to the Staff’s comments, Ingersoll Rand is supplementally providing the table below.

	Increase in $1.00 to cash consideration @ 4/3/08 stock price	Increase in $1.00 to cash consideration @ reasonable stock price range
Ingersoll Rand stock price	$45.66	$40.00	$50.00
Exchange ratio	0.208	0.205	0.210
Aggregate number of IR shares issued	50,104,684	49,475,758	50,490,484

For the reasons set forth in response to comment 23, Ingersoll Rand believes that it is highly unlikely that it will be necessary to substitute cash for stock in the merger consideration. Accordingly, Ingersoll Rand does not believe that the inclusion of the table above in the proxy statement/prospectus would be relevant or material to Trane stockholders.

23.	Please disclose the most current information you have regarding the number of your shares outstanding. In light of this most current information, please disclose the maximum number of shares you could issue without triggering a shareholder vote under New York Stock Exchange rules assuming that the exchange ratio remains at .23.

Under section 312.03(c) of the NYSE Listed Company Manual, shareholder approval is required for the issuance of (i) common stock that will have voting power equal to or greater than 20% of the voting power outstanding before such issuance, or (ii) a number of shares of common stock that will, upon issuance, be equal to or greater than 20% of the number of shares of common stock outstanding before such issuance.

Ingersoll Rand Class A common shares will be issued in the merger. In general, Class A common shares are the only class of Ingersoll Rand capital stock entitled to vote. In the instances where Class B common shares are entitled to vote, those shares will be voted, pursuant to a voting agreement with the holders of Class B common shares, in the same proportion as the Class A common shares are voted so that the vote of the Class A common shares is not diluted. All of the Class B common shares are held by wholly-owned direct or indirect subsidiaries of Ingersoll Rand.

Therefore, Ingersoll Rand can issue up to 19.99% of the number of Class A common shares outstanding immediately before the effective date of the merger without triggering a shareholder vote under the NYSE rules. As of March 31, 2008, Ingersoll Rand had 272,746,941 Class A common shares outstanding. It could therefore issue 54,549,387 Class A common shares without triggering a NYSE required shareholder vote. For purposes of the response to this comment, in order to generate the scenario in which the greatest number of Ingersoll Rand Class A shares would be issued in the merger, Ingersoll Rand has assumed that: (1) all shares of Trane common stock reserved and available for issuance under Trane’s deferred compensation plan and all other equity based plans or trusts as of March 31, 2008 will be issued before

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

the closing, increasing the total number of Trane shares outstanding at closing by 1,579,624 shares; (2) all Trane restricted stock units outstanding as of March 31, 2008 will be converted into shares of Trane common stock, increasing the total number of Trane shares outstanding at closing by 268,939 shares; and (3) all Trane stock options that are vested as of March 31, 2008 or expected to become vested prior to an assumed closing date of May 30, 2008 (other than Trane stock options held by certain executive officers of Trane that have contractually committed not to exercise their Trane stock options prior to the closing as described in the Registration Statement) are exercised prior to closing, increasing the total number of Trane shares outstanding at closing by 3,990,815 shares. As of March 31, 2008, Trane had 196,171,126 shares of common stock outstanding. 46,462,416 Ingersoll Rand Class A common shares would be issued as merger consideration in exchange for the currently outstanding shares and those issued prior to closing under the assumptions described above. In addition, 8,200,000 Trane stock options will be converted into Ingersoll Rand stock options in the merger (please see our response to comment 31). Ingersoll Rand will reserve 7,872,000 (based on the 0.96 option exchange ratio in the merger agreement) of its Class A common shares for those new stock options. In sum, Ingersoll Rand projects that, in the most extreme case, it will issue/reserve 54,334,416 Class A common shares as a result of the merger. Therefore, Ingersoll Rand could issue an additional 214,971 Class A common shares in the merger without the need for a shareholders’ vote. At the exchange ratio of 0.23, that would allow Ingersoll Rand to exchange an additional 934,657 Trane shares for merger consideration.

Accordingly, Ingersoll Rand believes that it is highly unlikely that it will be necessary to substitute cash for Class A common shares in order to ensure that it is not required to seek shareholder approval under NYSE rules for the issuance of the Class A common shares.

In response to the Staff’s comment, we have included additional disclosure on page 30 of Amendment No. 1.

24.	In the event you must increase your cash consideration to avoid obtaining shareholder approval, please analyze for us whether a $1.00 increase in cash consideration, and a corresponding decrease in equity consideration, will be sufficient to ensure that you are not required to seek shareholder approval under NYSE rules.

Ingersoll Rand believes that it is highly unlikely that it will be necessary to substitute cash for Class A common shares in the merger consideration in order to ensure that it is not required to seek shareholder approval under NYSE rules. Please see the response to comment 23.

Overview, page 88

25.	Please file the debt commitment letter as an exhibit. Please refer to Item 601(b)(10)(i) of Regulation S-K.

In response to the Staff’s comment, the debt commitment letter has been filed as Exhibit 10.1 to Amendment No. 1.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Covenants and Events of Default, page 89

26.	Please expand your disclosure regarding the covenants and events of default.

In response to the Staff’s comment, additional disclosure regarding the covenants and events of default of the debt facility has been added on page 91 of Amendment No. 1.

Unaudited Pro Forma Combined Condensed Financial Data of Ingersoll Rand, page 92

General

27.	Consideration should be given on an ongoing basis to the updating requirements of Rule 3-12 of Regulation S-X. An updated accountant’s consent should be included with any amendment to the filing.

Ingersoll Rand acknowledges its responsibility for updating financial information pursuant to Rule 3-12 of Regulation S-X. Ingersoll Rand advises the Staff that financial information for the first quarter of 2008 is not yet finalized, and therefore not included in this current filing.

An updated accountant’s consent is included in Amendment No. 1 and will be included in any subsequent amendments to the filing.

Unaudited Pro Forma Combined Condensed Balance Sheet Information, page 94

28.	We note that the amounts presented for “property, plant and equipment, net” and “other assets” for Trane do not agree to the amounts presented on page 48 of the audited balance sheet in Trane’s Form 10-K filed February 20, 2008. Please revise the pro forma to agree with the audited balance sheet. Alternatively, provide a reconciliation of the amounts and tell us why the current pro forma presentation is preferable to the balances presented on the audited balance sheet.

The amounts presented for “property, plant and equipment, net” and “other assets” for Trane do not agree to the amounts presented on page 48 of the audited balance sheet in Trane’s Form 10-K filed on February 20, 2008 due to an adjustment to conform the accounting presentation for capitalized software of Trane to be consistent with Ingersoll Rand’s accounting policy.

In response to the Staff’s comments, Ingersoll Rand has revised the Unaudited Pro Forma Combined Condensed Balance Sheet to agree to Trane’s reported balance sheet in its Form 10-K filed February 20, 2008 and added an additional adjustment in the “Pro Forma Adjustments” column, and related notes thereto, to reflect the reclassification from “other assets” to “property, plant and equipment, net.”

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

29.	Revise to state separately on the face of the pro forma balance sheet the asbestos liability for Trane, or tell us the current presentation is appropriate. Refer to Rule 5-02.24 of Regulation S-X.

Ingersoll Rand currently includes its asbestos liability within “other non current liabilities” and discloses the balance within its footnotes to the financial statements, which Ingersoll Rand believes is in accordance with Rule 5-02.24 of Regulation S-X. Management plans to continue this reporting presentation on a prospective basis. Accordingly, and in response to the Staff’s comment, Ingersoll Rand has added a footnote to the unaudited pro forma financial statements on page 102 of Amendment No. 1 to disclose the amount of the Trane asbestos liability and its presentation in the Unaudited Pro Forma Combined Condensed Balance Sheet.

30.	We note that the exchange ratio will change if Ingersoll-Rand substitutes $1.00 per share cash for a portion of the stock consideration. If increases or decreases in the market price of Ingersoll-Rand’s common stock could cause significant changes (three percent or greater) in the pro forma or pro forma equivalent per share data presented herein, we believe that the presentation should be expanded as contemplated by Rule 11-02(b)(8) of Regulation S-X. Specifically, please determine the reasonably likely minimum and maximum exchange ratios and expand the table to also present comparative per share data prepared using these assumptions. If changes in the exchange ratio could not cause material variances in this data, please revise the filing to so state. As a related matter, if variances in the exchange ratio might reasonably cause material changes in the pro forma financial statement balances; comparable disclosures should be provided in the notes to the pro forma balance sheet and income statement. We refer, particularly, to long-term debt, interest expense and earnings per share.

If the exchange ratio were to change, the earnings per share of Ingersoll Rand would increase by less than 1%, as disclosed in the unaudited pro forma financial statements. Ingersoll Rand believes that it is highly unlikely that it will be necessary to substitute cash for Class A common shares in order to ensure that it is not required to seek shareholder approval under NYSE rules for the issuance of the Class A common shares. Please see the response to comment 23. Accordingly, Ingersoll Rand does not believe that it is necessary to provide the information requested in the third sentence of this comment. Furthermore, Ingersoll Rand does not expect any variance in the exchange ratio to cause material changes to long-term debt, interest expense and earnings per share.

In response to the Staff’s comment, the disclosure on pages 94 and 95 of Amendment No. 1 has been revised.

31.	In this regard, we note in footnote 7, that you assumed the conversion of 8.2 million shares of Trane stock options to Ingersoll Rand stock options and all other Trane options were assumed to be exchanged for cash. Please tell us and revise to disclose how you determine the amount of options that would be converted. Also, if material, disclose the impact of other conversion scenarios. For example disclose what would be the impact on the pro forma financial statements if you assume all Trane options were converted into Ingersoll Rand options.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

In general under the merger agreement, holders of Trane stock options have the option to either convert those options into Ingersoll Rand stock options or to have those options exchanged for cash. However, incentive stock options and certain stock options granted pursuant to an option plan under the laws of France that are outstanding at the closing will be automatically converted into Ingersoll Rand stock options. In addition, certain executives and officers of Trane have contractually committed themselves to roll over their Trane stock options into Ingersoll Rand stock options to the extent that the number of Trane stock options held by other option holders that are to be converted into Ingersoll Rand stock options in accordance with the merger agreement is less than 8.2 million. Under the merger agreement, the maximum number of Trane stock options that can be converted into Ingersoll Rand stock options is fixed at 8.2 million; and the number of shares that executives and officers have committed to roll over, together with the number of Trane stock options outstanding as of March 31, 2008 that would automatically roll over into Ingersoll Rand stock options as described above, exceed 8.2 million, thereby ensuring that 8.2 million Trane stock options are available to be converted into Ingersoll Rand stock options. Trane stock options that are not converted into Ingersoll Rand stock options will be exchanged for cash.

As described in the previous paragraph, the maximum number of Trane stock options that can be converted into Ingersoll Rand stock options is fixed at 8.2 million. Accordingly, the pro forma financial statements already reflect the conversion of 8.2 million options into Ingersoll Rand shares and cannot be further impacted by the conversion of Trane stock options.

In response to the Staff’s comments, the disclosure included in footnote 7 on page 100 of Amendment No. 1 has been expanded.

Notes to Unaudited Pro Forma Combined Condensed Financial Data, page 96

32.	We note in footnote 1 and 2 that you refer to using the valuation of a third party appraiser when determining fair value of inventory and fixed assets. While management may elect to take full responsibility for valuing the asset, if you choose to continue to refer to the expert in any capacity, please revise the filing to name the independent valuation expert and include its consent as an exhibit. Refer to Rule 436 and Item 601(b)(23) of Regulation S-K.

In response to the Staff’s comments, Ingersoll Rand has revised footnote 1 and 2 on page 98 of Amendment No. 1 to no longer refer to a third party appraiser in any capacity, and, accordingly, management elects to take full responsibility for valuing the asset.

33.	Please update the purchase price allocation and related disclosures to reflect any updated valuations or other studies available as of the most recent practicable date. We assume that you are not currently aware of any probable material allocations or adjustments, not reflected herein, that are likely to be recorded. Additionally, please update the pro forma financial data for any change in the conversion factor or cash consideration to be paid for the acquisition.

As of the date hereof, no updated valuations or other studies have been prepared or are available, however, Ingersoll Rand acknowledges the requirement to update the Registration Statement should additional information become available. Ingersoll Rand is currently not aware of any probable material allocations or adjustments to its preliminary valuation analysis.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

The conversion factor is a fixed component of the purchase price calculation per the merger agreement. Based on information available as of the date of this response, no adjustment in the cash consideration to be paid for the acquisition is anticipated.

34.	Please refer to footnote 3. We note that you allocated $2.8 billion to the estimated fair value of identifiable intangible assets including customer relationships and developed technology. Please address the following:

-Please tell us and revise the filing to disclose how you determined the fair value, the valuation methodologies, significant assumptions used and the basis for recognizing the intangible assets. Refer to the guidance in SFAS 141, paragraphs 37 and 39.

Ingersoll Rand followed the guidance outlined in SFAS 141 paragraph 37 and 39, and Appendix A to identify the existence of identifiable intangible assets related to the acquisition. In determining the fair value of both customer relationships and developed technology, Ingersoll Rand based its valuation on key assumptions of the acquisition, including prior acquisition experience, benchmarking of similar acquisitions and historical data. In addition, there were other quantitative and qualitative factors that were considered in determining the fair value of these intangibles. Factors considered included markets served, competitors, management, and employees of Trane. The information considered was prepared by Ingersoll Rand or their advisors or obtained from publicly available sources. In addition, Ingersoll Rand considered public information related to Trane’s historical financial data, background, history, and industry.

The preliminary estimation of fair value made by Ingersoll Rand is subject to change pending additional information that may become known during the final valuation process.

In addition, in response to the Staff’s comment the footnote disclosure on pages 98 and 99 of Amendment No. 1 has been revised to further elaborate on the key assumptions used to determine the fair value of the identified intangibles.

-We note that the excess of the purchase price over the net assets acquired in the acquisition will result in goodwill of approximately $5.9 billion or 62 percent of the purchase price. Please tell us and revise your discussion to include the factors that contributed to a purchase price that resulted in recognition of a significant amount of goodwill. Refer to the guidance in paragraph 52(b) of SFAS 141.

In accordance with paragraph 52(b) SFAS 141, Ingersoll Rand has disclosed in the footnotes to the Pro Forma financial statements goodwill of $5.9 billion associated with the acquisition.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

The premium in the purchase price paid by Ingersoll Rand for the acquisition of Trane reflects the creation of an $11 billion Climate Control business. Ingersoll Rand anticipates realizing significant operational and cost synergies. Anticipated synergies include purchase material savings through supplier rationalization and procurement leverage, improvement in manufacturing costs and lower general and administrative costs. Longer term, Ingersoll Rand will benefit from synergies related to cross selling and service revenue expansion.

In addition, Trane will be able to leverage Ingersoll Rand’s global footprint to enhance their historically U.S. based revenue generation. Lastly, the combined company will improve Ingersoll Rand’s highly regarded Hussmann and Thermo King brands with Trane’s position as a leader in the commercial and residential climate control industry. These combined factors primarily contributed to a purchase price in excess of the fair value of the net tangible assets acquired.

In response to the Staff’s comment, the disclosure in footnote 3 on pages 98 and 99 of Amendment No. 1 has been revised.

-Please tell us and revise to disclose your basis for assigning the useful lives of 25 and five years for the customer relationships and developed technology and how you applied the guidance of paragraph 11 of SFAS 142.

Per paragraph 11 of SFAS 142, the useful life of an intangible asset to an entity is the period over which the asset is expected to contribute directly or indirectly to the future cash flows of that entity.

Ingersoll Rand concluded that a 25 year life for customer relationships was appropriate based upon various accounting studies and historical acquisition experience. Specifically, SFAS 142 paragraph 11 was used to make a preliminary determination based on future cash flows of the combined company. In addition, management assumes relative stability in the current customer base with minimal customer loss. Based on the above, the preliminary life of 25 years was determined to be appropriate as the expected minimum useful life.

Ingersoll Rand used a similar approach in determining the estimated useful life of developed technology. Due to the economic factors such as software trends and technological advances, Ingersoll Rand believes that the preliminary estimate of five years is appropriate as the expected minimum useful life.

The preliminary estimate of useful lives made by Ingersoll Rand are subject to change pending additional information that may become known during the final valuation process.

In response to the Staff’s comments, the disclosure in footnote 8 on page 101 of Amendment No. 1 has been revised.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Comparative Rights of Ingersoll Rand Shareholders and Trane Shareholders, page 109

35.	The last sentence of the third paragraph including the reference to “equally important” appears to suggest that there may be material differences in the rights of Ingersoll Rand and Trane shareholders that are not discussed in this section. To the extent you believe you have included all material differences, please revise this sentence to remove the implication. Otherwise, revise this section to assure you have discussed all material differences.

In response to the Staff’s comment, the disclosure on page 111 of Amendment No. 1. has been revised accordingly.

36.	Please compare the rights of your shareholders and Trane shareholders to enforce court judgments obtained in the United States against your officers and directors and the rights of stockholders to effect service of process within the United States. We note your risk factor disclosure on page 16 of your Form 10-K for the fiscal year ended December 31, 2007 providing that it may not be possible to enforce court judgments in Bermuda that are obtained in the United States against your officers and directors in Bermuda based on the civil liability provisions of the U.S. federal or state securities laws. You also disclose in this same risk factor that it would be difficult for a holder of your securities to effect service of process within the United States.

In response to the Staff’s comment, the disclosure on page 124 of Amendment No. 1. has been revised accordingly.

Undertakings, page II-1

37.	Please provide the undertakings required by Regulation S-K Item 512(a)(5)(ii) and 512(a)(6). See Rule 430C(d).

In response to the Staff’s comment, these undertakings have been included.

Exhibit 5

38.	Please tell us why it is necessary and appropriate to exclude the exhibits and other attachments, such as the annexes, from the definition of “Registration Statement” in the first paragraph of this exhibit.

Conyers Dill & Pearman, Ingersoll Rand’s Bermuda counsel (“CDP”), has reviewed the documents and agreements necessary for it to opine that the Ingersoll Rand Class A common shares to be issued in the merger will be validly issued, fully paid and non-assessable. Other than the documents specifically referenced in its opinion, CDP has not reviewed the other exhibits or attachments to the Registration Statement because they do not affect the subject matter of their opinion. CDP excluded the exhibits and other attachments from the definition of “Registration Statement” in order to provide a more precise description of the scope of their review.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

39.	We note clause (b) in the third paragraph. Please tell us what documents Conyers Dill & Pearman reviewed in connection with rendering its opinion that were in draft, as opposed to final, form.

CDP reviewed the Registration Statement in draft form before signing and dating its opinion. CDP was subsequently provided with the final, filed version of the Registration Statement, which did not differ in any material respect from the draft form reviewed.

40.	We note clause (d) in the third paragraph. It appears that such assumption contains conclusions of law and is therefore inappropriate. Please obtain a revised opinion of counsel that removes such assumption.

We do not believe that clause (d) contains conclusions of law; rather, clause (d) contains factual assumptions necessary for CDP’s rendering of its legal opinion. Clause (d) states that CDP assumed, in the course of giving its opinion, “that the resolutions contained in the Minutes were passed at one or more duly convened, constituted and quorate meetings, or by unanimous written resolutions, remain in full force and effect and have not been rescinded or amended.” CDP’s opinion is restricted to whether the Ingersoll Rand Class A common shares will be validly issued, fully paid and non-assessable. In order for it to do so, CDP must assume that the merger agreement was properly adopted by resolution by the board and such resolution has not been rescinded or amended. However, CDP has no firsthand knowledge that this is the case. Clause (d) represents the factual assumptions CDP has made in assuming that the merger agreement was properly adopted by the board. CDP is not providing an opinion that the board resolutions were properly adopted or are still in full force and effect.

41.	We note clause (e) in the third paragraph. Please tell us how the law of another jurisdiction could affect the opinion expressed in this exhibit.

An example of the impact of the law of another jurisdiction affecting CDP’s opinion would be if, under U.S. law, the issuance of the shares in conjunction with the merger were illegal for some reason, that could impact the validity of their issuance under Bermuda law.

Exhibit 99.2

42.	If different from the form of proxy card to be filed as exhibit 99.2, please file a form of the proxy card to be sent to participants of Trane’s Savings Plan, 401(k) and Thrift Plan.

In response to the Staff’s comment, Trane respectfully submits to the Staff that the proxy card to be sent to participants of Trane’s Savings Plan, 401(k) and Thrift Plan will be the same as the proxy card filed as Exhibit 99.2 to Amendment No. 1 and to be sent to holders of Trane common stock.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Ingersoll Rand Form 10-K for the Fiscal Year ended December 31, 2007

Note 20 — Commitments and Contingencies, page 104

Asbestos Matters, page 105

43.	We note that you charged the $499 million increase in asbestos liability to earnings of discontinued operations. We also note the disclosure on page 79 that “the company also has retained costs from previously sold businesses that mainly include costs related to postretirement benefits, product liability and legal costs (mostly asbestos-related).” Please confirm that the “previously sold businesses” met the criteria in paragraph 42 of SFAS 144 to be classified as discontinued operations. If you did not report the sale of these businesses previously as discontinued operations, please indicate the basis for allocating the costs to discontinued operations.

Ingersoll Rand’s asbestos liabilities relate entirely to previously divested businesses, all of which qualified, and were presented as, discontinued operations in accordance with APB 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and transactions. Substantially all (in excess of 90%) of Ingersoll Rand’s asbestos liabilities, including the expense recorded in the fourth quarter of 2007, relate to Ingersoll-Dresser Pump (IDP) which was sold on August 8, 2000.

44.	In this regard, please identify the segments the asbestos claims and other costs related to and state whether any of these costs were expected to be recurring. Also, discuss the timing of the recognition of the charge at year-end subsequent to the sale of your subsidiaries. Refer to paragraph 44 of SFAS 144 or other applicable literature as appropriate.

As noted in the response to comment 43, substantially all of Ingersoll Rand’s asbestos claims relate to Ingersoll Dresser Pump (IDP), which has been reported in discontinued operations since its sale in August 2000. As part of the sale agreement, the asbestos liability was retained by Ingersoll Rand. Accordingly, per APB 30, Ingersoll Rand believes that all charges related to continuing asbestos litigation and settlement should continue to be reported in discontinued operations.

Ingersoll Rand advises the Staff that the timing of the recognition of its year-end charge for asbestos-related liabilities was the result of its periodic review of its experience with asbestos claims and of developments in asbestos litigation and was unrelated to, and independent of, the sale of Ingersoll Rand’s subsidiaries during 2007. Prior to the fourth quarter of 2007, Ingersoll Rand had periodically reviewed its reserve for future asbestos settlement costs but had concluded that such costs were not then reasonably estimable for periods beyond the seven-year period then covered by its reserve. However, in the fourth quarter of 2007, for the reasons set forth in footnote 20 on pages 105 through 107 of Ingersoll Rand’s Form 10-K for the fiscal year ended December 31, 2007, Ingersoll Rand concluded that it had become possible to make a reasonable estimate of such costs.

Ingersoll Rand currently expects that the charge incurred in the fourth quarter of 2007 represents its total liability for all pending and unasserted potential future asbestos-related claims through 2053. Consistent with Ingersoll Rand’s accounting policy, this amount does not include the cost of associated legal expenses, which will be expensed when incurred.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Under separate cover and pursuant to a confidential treatment request under Rule 83 of the SEC’s rules and regulations relating to SEC records and information Ingersoll Rand is providing supplemental information further describing the developments in the asbestos litigation and in Ingersoll Rand’s asbestos claims experience that led Ingersoll Rand to reach this conclusion.

Trane Inc. Form 10-K for the Fiscal Year ended December 31, 2007

Note 15. Warranties, Guarantees, Commitments and Contingencies, page 78

Litigation page 79

45.	We note the disclosure that “the company is confident in ASE’s ability to satisfy its obligations under the Indemnification Agreement because WABCO’s capital structure includes sufficient funds available under existing credit facilities and only a minimal amount of debt at December 31, 2007.” We also note that the potential liability could be as much as $1.1 billion. Please tell us the circumstances, if any, whereby you may be obligated under the Indemnification Agreement to make payments for any fines under this investigation. Furthermore, please tell us how you assessed these obligations under SFAS 5 for recognition as a liability at December 31, 2007.

Background

Trane respectfully refers to its disclosure contained in Trane’s Form 10-K for the fiscal year ended December 31, 2007 (the “Trane 10-K”), which states that Trane and certain of its subsidiaries and certain of WABCO’s subsidiaries will be jointly and severally liable for any fines that result from this investigation. However, as described in the Trane 10-K, pursuant to the indemnification agreement among Trane and certain other parties, American Standard Euorpe BVBA (renamed WABCO Europe BVBA) (“ASE”), a subsidiary of WABCO that holds, directly or indirectly, a substantial portion of WABCO consolidated sales and assets, will be responsible for, and will indemnify Trane and its subsidiaries against any fines related to this investigation.

Indemnification Agreement

In response to the Staff’s comment, Trane supplementally advises the Staff that the only time Trane is obligated under the Indemnification Agreement to make payments for any fines under the European Commission investigation is if, after the initial decision is rendered in the investigation, ASE elects not to pursue an appeal of that initial decision and Trane notifies ASE that it wishes to exercise its option under the Indemnification Agreement to force ASE to appeal the initial decision with respect to the decision rendered against ASE or any of its Subsidiaries. If the amount of the fine levied in the initial decision is increased on such an appeal following the rendering of a final decision by the European Commission concluding the appeals process, Trane has agreed to indemnify ASE and its Subsidiaries for the amount that the fine is so increased on appeal. However, in these circumstances, ASE continues to be responsible for and has agreed to indemnify Trane in the Indemnification Agreement for the entire amount of the original fine (plus accrued interest) levied by the European Commission in the initial decision.

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Pursuant to the Indemnification Agreement, Trane is only entitled to exercise the right to force ASE to appeal the initial decision if (i) ASE chooses not to appeal the initial decision rendered against ASE or any of its Subsidiaries and (ii) Trane determines in good faith that a failure of ASE to appeal the initial decision rendered against ASE or any of its Subsidiaries would in any way prejudice Trane’s appeal of the initial decision rendered against Trane or any of its Subsidiaries. Other than under specific circumstances discussed above, under the indemnification agreement Trane has no obligation for payment of any fine related to the European Commission investigation.

Trane’s Disclosure Relating to EU Matter

As described above and in the Trane 10-K, under applicable rules of the European Commission, Trane and ASE (and their respective subsidiaries that are charged parties in this investigation) are jointly and severally liable to the European Commission for any fines that result from the investigation. However, except as described above, pursuant to the Indemnification Agreement, ASE agreed to indemnify Trane for the entire amount of the fine imposed by the European Commission. In this respect, Trane considered the financial condition of WABCO in connection with its evaluation of any potential losses associated with the European Commission contingency pursuant to the guidance in Statement of Financial Accounting Standard No. 5, Accounting For Contingencies (“FAS 5”). Trane was, and is, confident in ASE’s ability to satisfy its obligations under the indemnification agreement given the publicly available data regarding WABCO’s capital structure and financial position at the time of the filing of the Trane Form 10-K and based on its review of information subsequently disclosed and/or filed by WABCO. As discussed in WABCO’s Form 10-K, it has been unable to determine an amount, if any, of loss related to this matter and has disclosed a range of the loss up to a maximum of $1.1 billion, which amount Trane has disclosed in its Form 10-K. Although the risk of loss to Trane was considered slight (i.e., the risk that ASE would not be able to satisfy its indemnification obligations under the Indemnification Agreement), Trane in an abundance of caution, felt it appropriate to disclose, in accordance with FAS 5, the existence of the contingency.

Form 8-K dated January 29, 2008 – Trane, Inc.

46.	We note that you have incorporated the Form 8-K dated January 29, 2008 by reference into your Form S-4 filed on March 4, 2008. Both Regulation G and Item 10(e) of Regulation S-K therefore apply to you non-GAAP disclosures in this Form 8-K. See General Instruction B.2 of Form 8-K. Please tell us how your Form 8-K complies with such regulations. Revise or advise.

In response to the Staff’s comment, the Form 8-K dated January 29, 2008 (the “January 29 Form 8-K”) has been deleted from the table appearing on page 126 of Amendment No. 1 to the Form S-4 and is no longer being incorporated by reference into the Form S-4. As a result, the requirements of Item 10(e)(1)(ii) of Regulation S-K would not apply to the January 29 Form 8-K.

*****

Securities and Exchange Commission

Attention: Mr. Perry Hindin, Esq.

Please note that Ingersoll Rand has included certain changes to the Registration Statement other than those in response to the Staff’s comments.

Please call Mario Ponce (212-455-3442) or Elizabeth Cooper (212-455-3407) of this firm with any questions you may have regarding this filing or if you wish to discuss the above responses.

Very truly yours,

/s/ Mario Ponce
Mario Ponce

Patricia Nachtigal, Esq.

Ingersoll-Rand Company Limited

Eileen T. Nugent, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Thomas W. Greenberg, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Joseph McCann

Securities and Exchange Commission

Angela Crane

Securities and Exchange Commission

Kevin Kuhar

Securities and Exchange Commission